UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      October 7, 2007
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                                  Finotec Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Nevada                                             76-0251547
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(State or Other Jurisdiction                              (IRS Employer
      Incorporation)                                      Identification No.)


350 Fifth Avenue, Suite 2712, New York                           10118
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  (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[_]  Pre-commencement communications pursuant to Rule 14d-2 (b) under the
     Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (C) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On October 7, 2007 Mr. Guy Elhanani notified Finotec Group, Inc. (the "Company") that he will resign as Chief Financial Officer of the Company, effective November 7, 2007.

Didier Essemini, who has been serving as the Company's Chief Executive Officer, will in addition be serving as Interim Chief Financial Officer until the Company appoints a new Chief Financial Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 11, 2007                           Finotec Group, Inc.


                                                  By:  /s/ Didier Essemini
                                                  ------------------------
                                                  Name: Didier Essemini
                                                  Title: President